EXHIBIT 99(a)(3)
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

                       Form of Individual Option Holdings


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Personal Information
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NAME OF GRANTEE:
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NAME OF PLAN:

ELIGIBLE OPTION INFORMATION:
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*NOTE: THE NUMBER OF ELIGIBLE OPTIONS APPEARING BELOW WAS CALCULATED BY
SUBTRACTING FROM EACH ORIGINAL OPTION GRANT THE NUMBER OF OPTIONS ALREADY EXERCISED BY YOU FROM THAT OPTION.

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      NUMBER OF ELIGIBLE               DATE OF GRANT               EXERCISE PRICE                   VESTING
           OPTIONS*                                                     U.S.$                    COMMENCEMENT
                                                                                                     DATE
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

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

THE NUMBER OF ELIGIBLE OPTIONS YOU HOLD AND THEIR TERMS ARE GOVERNED BY YOUR STOCK OPTION AGREEMENT(S). IF THE INFORMATION ABOVE IS DIFFERENT FROM THE TERMS OF YOUR AGREEMENT(S), THE AGREEMENT(S) WILL CONTROL. PLEASE ADVISE JEFF SCHWARTZ AT (215) 862-1097 OR E-MAIL: JSCHWARTZ@TALK.COM IMMEDIATELY IF YOU BELIEVE ANY OF THE INFORMATION ABOVE IS INCORRECT.